POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 31, 2011

/s/ ROBERT K. BECKER
------------------------------
Robert K. Becker
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 31, 2011

/s/ DAVID A. BIRD
------------------------------
David A. Bird
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 31, 2011

/s/ ANURAG CHANDRA
------------------------------
Anurag Chandra
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 31, 2011

/s/ DON CIVGIN
------------------------------
Don Civgin
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 31, 2011

/s/ MATTHEW S. EASLEY
------------------------------
Matthew S. Easley
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 31, 2011

/s/ MARK A. GREEN
------------------------------
Mark A. Green
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 31, 2011

/s/ JUDITH P. GREFFIN
------------------------------
Judith P. Greffin
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 31, 2011

/s/ MARK R. LANEVE
------------------------------
Mark R. LaNeve
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints John C. Pintozzi and Matthew E. Winter each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 31, 2011

/s/ SUSAN L. LEES
------------------------------
Susan L. Lees
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 31, 2011

/s/ SAMUEL H. PILCH
------------------------------
Samuel H. Pilch
Director and Controller

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 31, 2011

/s/ JOHN C. PINTOZZI
------------------------------
John C. Pintozzi
Director and Chief Financial Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 31, 2011

/s/ STEVEN E. SHEBIK
------------------------------
Steven E. Shebik
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and Matthew E. Winter each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 31, 2011

/s/ THOMAS J. WILSON
------------------------------
Thomas J. Wilson
Director and Chairman of the Board

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and John C. Pintozzi each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 31, 2011

/s/ MATTHEW E. WINTER
------------------------------
Matthew E. Winter
Director and Chief Executive Officer